CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Version
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of February 27, 2017 (the “Second Amendment Effective Date”), is made among GenMark Diagnostics, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party to that certain Loan and Security Agreement (as defined below), Solar Senior Capital Ltd., in its capacity as administrative and collateral agent (in such capacity, together with its successors and assigns in such capacity, “Agent”), SUNS SPV LLC, as lender, East West Bank, as lender, and the other Lenders party to the Loan and Security Agreement or otherwise a party thereto from time to time (each a “Lender” and collectively, the “Lenders”).
The Borrower, the other Loan Parties, the Lenders and Agent are parties to a Loan and Security Agreement dated as of January 12, 2015 (as amended by that certain letter agreement dated as of September 30, 2015, that certain letter agreement dated as of March 17, 2016, and that certain First Amendment to Loan and Security Agreement dated as of July 27, 2016, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1    Definitions; Interpretation.
(a)    Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.
(b)    Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
SECTION 2    Amendments to the Loan and Security Agreement.
(a)    The Loan and Security Agreement shall be amended as follows effective as of the Second Amendment Effective Date:
(i)    Amended and Restated Definition. The following definition is hereby amended and restated as follows:
“Term Loan C Commitment Termination Date” means ***.
(ii)    Amended Definition. The following definition is hereby amended as follows:
“Fee Letter”. The definition of “Fee Letter” is hereby amended by adding “as amended, amended and restated, supplemented or otherwise modified from time to time” at the end of such definition.
(iii)    New Definitions. The following definitions are added to Section 11 of the Loan and Security Agreement in their proper alphabetical order:
“Applicable Final Payment Fee Percentage” means ***%; provided that, if the Initial Term Loan Payment Date is June 1, 2017, then ***%; provided further that if the Initial Term Loan Payment Date is August 1, 2017, then ***%.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“First Interest Only Extension Conditions” shall mean satisfaction of each of the following: (a) no Default or Event of Default shall have occurred and is continuing; and (b) prior to *** , Agent shall have received evidence that the FDA has cleared the ePlex System for market distribution within the United States pursuant to a 510(k) premarket notification submitted by Borrower, thereby permitting market distribution of the ePlex System within the United States.
“Initial Term Loan Payment Date” means June 1, 2017; provided that, if the First Interest Only Extension Conditions are satisfied and Borrower notifies Agent in writing prior to *** that it wishes to extend the Initial Term Loan Payment Date, then August 1, 2017; provided further, that if the Second Interest Only Extension Conditions are satisfied and Borrower notifies Agent in writing prior to *** that it wishes to once again extend the Initial Term Loan Payment Date, then March 1, 2018.
“Second Amendment Effective Date” means February 27, 2017.
“Second Interest Only Extension Conditions” shall mean satisfaction of each of the following: (a) no Default or Event of Default shall have occurred and is continuing; (b) the First Interest Only Extension Conditions shall have been satisfied; and (c) after the Second Amendment Effective Date and prior to ***, the Borrower shall have ***.
(iv)    Section 2.4(b)(i) (Principal Payments). Section 2.4(b)(i) is hereby amended and restated as follows:
(i) Term Loans. Commencing on the Initial Term Loan Payment Date, and continuing on each Scheduled Payment Date thereafter, Borrower shall make consecutive equal monthly payments of principal, in arrears, to each Lender in accordance with their Pro Rata Shares, as calculated by Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan and (2) a repayment schedule equal to the number of months remaining until the Final Maturity Date. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Final Maturity Date.
(v)    Section 2.6(b) (Final Payment Fee). Section 2.6(b) is hereby amended and restated as follows:
(b) Final Payment Fee. On the date upon which the outstanding principal amount of any Term Loan is repaid in full, or if earlier, is required to be repaid in full (whether by scheduled payment, voluntary prepayment, mandatory prepayment pursuant to Section 2.5(b)(i), acceleration of the Obligations pursuant to Section 8.2 or otherwise), Borrower shall pay to Lenders in accordance with their Pro Rata Shares, a non-refundable fee equal to the Applicable Final Payment Fee Percentage of the original principal amount of such Term Loan (the “Final Payment Fee”), which Final Payment Fee shall be deemed to be fully earned on the date such Term Loan is made. If for any reason any Term Loan is prepaid in part prior to the Final Maturity Date, (i) Borrower shall pay on the date of any such partial prepayment a fee equal to the Applicable Final Payment Fee Percentage of the principal amount of any Term Loan so prepaid, and (ii) the Final Payment Fee due and payable on the date such Term Loan is repaid in full or required to be repaid in full shall be reduced

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

by the aggregate amount of any such payments described in the foregoing clause (i).
(b)    References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.
SECTION 3    Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a)    Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the Second Amendment Effective Date under the Loan and Security Agreement.
(b)    This Amendment. Agent shall have received this Amendment, executed by Agent, the Lenders and the Loan Parties.
(c)    Fee Letter Amendment. Agent shall have received an amendment to the Fee Letter, dated as of the Second Amendment Effective Date, among Borrower and Agent.
(d)    Representations and Warranties; No Default. On the Second Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:
(i)    The representations and warranties contained in Section 4 shall be true and correct on and as of the Second Amendment Effective Date as though made on and as of such date; and
(ii)    There exist no Defaults or Events of Default.
SECTION 4    Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that the information included in the Perfection Certificate delivered to Agent on June 7, 2016 remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).
SECTION 5    Miscellaneous.
(a)    Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Each Loan Party hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement and all Guaranteed Obligations (as defined in the Guaranty), as applicable, including without limitation any Term Loans funded on or after the Second Amendment Effective Date, as of the date hereof.

(b)    Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.
(c)    No Reliance. Each Loan Party hereby acknowledges and confirms to Agent and the Lenders that such Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
(d)    Costs and Expenses. The Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Second Amendment Effective Date to the extent invoiced on or prior to the Second Amendment Effective Date), the reasonable, documented, out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the reasonable, documented, fees and disbursements of counsel to Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Second Amendment Effective Date or after such date.
(e)    Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(f)    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
(g)    Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
(h)    Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(i)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(j)    Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.
[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.
BORROWER:

GENMARK DIAGNOSTICS, INC.,
as Borrower

By:/s/ Scott Mendel
Title: Chief Financial Officer

GUARANTORS:

CLINICAL MICRO SENSORS, INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

OSMETECH INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

[Signature Page to Second Amendment to Loan and Security Agreement]

AGENT AND LENDERS:

SOLAR SENIOR CAPITAL LTD.,
as Agent

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

SUNS SPV LLC,
as Lender

By: /s/ Anthony Storino
Name: Anthony Storino
Title: Authorized Signatory

EAST WEST BANK,
as Lender

By: /s/ Leonor Hernandez
Name: Leonor Hernandez
Title: AVP – Portfolio Manager